UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 14, 2010

CKX, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-17436	27-0118168
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

650 Madison Avenue, New York, New York		10022
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	212-838-3100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 14, 2010, CKX, Inc. (the “Company”) held its 2010 annual meeting of stockholders (the “2010 Annual Meeting”). At the 2010 Annual Meeting, stockholders considered and voted upon the following proposals:

1. The election of seven directors (identified in the table below) to serve until the Company’s next annual meeting of stockholders and until such directors’ successors are duly elected and qualified; and

2. The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

As of the close of business on October 26, 2010, the record date for the annual meeting of stockholders, there were 93,105,050 shares of common stock outstanding, 1,491,817 shares of Series B Preferred Stock outstanding and one share of Series C Preferred Stock outstanding and entitled to vote at the annual meeting.

The following table sets forth the number of votes in favor, the number of votes withheld and broker non-votes with respect to the election of directors:

Director	Votes in Favor	Votes Withheld	Broker Non-Votes
Michael G. Ferrel	43,426,721	18,637,889	6,779,135

Howard J. Tytel	29,473,163	32,591,447	6,779,135

Edwin M. Banks	29,477,531	32,587,079	6,779,135

Bryan E. Bloom	43,428,968	18,635,642	6,779,135

Kathleen Dore	61,776,903	287,707	6,779,135

Jacques D. Kerrest	61,792,918	271,692	6,779,135

Jack Langer	29,460,463	32,604,147	6,779,135

The following table sets forth the number of votes in favor, the number of votes against and the number of abstentions with respect to the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010:

Votes in Favor	Votes Against	Abstentions
68,748,294	85,622	9,829

Based on the results, all seven director nominees were elected to serve on the Company’s board of directors and the proposal regarding the ratification of the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2010 was passed. Additional information regarding the foregoing proposals can be found in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on November 3, 2010.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CKX, Inc.

December 20, 2010	By:	/s/ Kelly S. Pontano

Name: Kelly S. Pontano
Title: Senior Counsel, Vice President and Secretary